Exhibit 10.9

EXECUTION COPY

AMENDMENT NO. 1 TO THE

CREDIT AGREEMENT

Dated as of November 19, 2010

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this “Amendment”) among Royal Caribbean Cruises Ltd., a Liberian corporation (the “Borrower”), the various financial institutions as are parties to the Credit Agreement referred to below (collectively, the “Lenders”), and Nordea Bank Finland plc (“Nordea”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of November 19, 2010 as (the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower has requested and the Required Lenders have agreed that the Credit Agreement be amended upon the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent referred to in Section 2 hereof, the Credit Agreement is hereby amended by restating clause (a) of Section 6.2.2 in full to read “Indebtedness secured by Liens of the type described in Section 6.2.3 and Existing Debt”.

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective on and as of the date first above written (the “Effective Date”) when, and only when each of the Borrower and the Required Lenders has delivered a duly authorized and executed signature page to this Amendment to the Administrative Agent or its counsel.

SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or constitute a waiver of any provision of the Credit Agreement.

SECTION 4. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent and the Lenders in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment, the Credit Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 11.3 of the Credit Agreement.

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ROYAL CARIBBEAN CRUISES LTD.

By:	/s/ Antje Gibson
Title:	Vice President, Treasury

Agreed as of the date first above written:

NORDEA BANK FINLAND PLC, NEW YORK BRANCH

as Administrative Agent and as Lender

By	/s/ Colleen Durkin
	Name:	Colleen Durkin
	Title:	First Vice President

By	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

DNB NOR BANK ASA

By	/s/ Giacomo Landi
	Name:	Giacomo Landi
	Title:	Senior Vice President

By	/s/ Cathleen Buckley
	Name:	Cathleen Buckley
	Title:	First Vice President

CITIBANK, N.A.

By	/s/ Blake Gronich
	Name:	Blake Gronich
	Title:	Vice President

RCCL CREDIT AGREEMENT AMENDMENT NO.1

BANK OF AMERICA, N.A.

By	/s/ Justin Lien
	Name:	Justin Lien
	Title:	Senior Vice President

BNP PARIBAS

By	/s/ Melissa Bailey
	Name:	Melissa Bailey
	Title:	Vice President

By	/s/ Berangere Allen
	Name:	Berangere Allen
	Title:	Vice President

GOLDMAN SACHS BANK USA

By	/s/ Lauren Day
	Name:	Lauren Day
	Title:	Authorized Signatory

MIZUHO CORPORATE BANK, LTD.

By	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Deputy General Manager

MORGAN STANLEY BANK, N.A.

By	/s/ Nick Zangari
	Name:	Nick Zangari
	Title:	Authorized Signatory

SKANDINAVISKA ENSKILDA BANKEN AB

By	/s/ Scott Lewallen
	Name:	Scott Lewallen
	Title:	Head of Shipping Finance

RCCL CREDIT AGREEMENT AMENDMENT NO.1

THE BANK OF NOVA SCOTIA

By	/s/ Jon Burkin
	Name:	Jon Burkin
	Title:	Managing Director

RCCL CREDIT AGREEMENT AMENDMENT NO.1